Fees Summary	Oct. 05, 2026 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 1,106.46
Total Fee Amount	1,106.46
Total Transaction Valuation	8,011,993.64
Total Offset Amount	0.00
Net Fee	$ 0.00